UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 18, 2010 (June 14, 2010)

HRPT PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-9317	04-6558834
(Commission File Number)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts	02458
(Address of Principal Executive Offices)	(Zip Code)

617-332-3990

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement.

Property Sales

On June 14, 2010, certain subsidiaries of HRPT Properties Trust, or the Trust, entered into 15 Purchase and Sale Agreements, or the Purchase Agreements, with Government Properties Income Trust, or GOV, for the sale by such subsidiaries of the Trust to GOV, or certain of GOV’s subsidiaries, of 15 properties, containing approximately 1.9 million rentable square feet in the aggregate, for cash purchase prices aggregating $231.0 million.  The properties subject to the Purchase Agreements are majority leased to government tenants.

The transactions under the individual Purchase Agreements are expected to be completed in phases between June 15, 2010, and March 31, 2011.  The transactions are subject to various closing conditions and contractual contingencies typical of large commercial property transactions, which may result in cancellation of some or all of these transactions.

The descriptions of the Purchase Agreements are qualified in their entirety by reference to the Purchase Agreements, which are filed as Exhibits 10.1 to 10.15 to this Current Report on Form 8-K and incorporated herein by reference.

GOV was formerly a 100% owned subsidiary of the Trust that is now a separately traded real estate investment trust.  The Trust currently owns approximately 31.8% of the outstanding common shares of beneficial interest, $0.01 par value per share, of GOV.  In connection with GOV’s formation and initial public offering, the Trust and GOV entered into a Transaction Agreement in which, among other things, the Trust granted to GOV the right of first refusal to acquire any property owned by the Trust that the Trust determines to divest, if the property is then majority leased to a government tenant, including the 15 properties subject to the Purchase Agreements.

The Trust and GOV are managed by Reit Management & Research LLC, or RMR.  One of the Trust’s Managing Trustees, Barry M. Portnoy, is the Chairman and majority owner of RMR.  The Trust’s other Managing Trustee, Adam D. Portnoy, owns the remainder of RMR and is a director, President and Chief Executive Officer of RMR.  The Trust’s executive officers are also officers of RMR.  In addition, Messrs. Barry M. Portnoy and Adam D. Portnoy also serve as Managing Trustees of GOV, and Mr. Adam D. Portnoy is the President of GOV.  The transactions described above were negotiated by special committees of the Trust’s and GOV’s Boards of Trustees composed solely of Independent Trustees who are not also Trustees of the other party.  Also, the agreed aggregate purchase price of the properties to be acquired is within the range of market values established by an independent third party appraiser.

The Trust currently owns approximately 14.3% of the outstanding equity of Affiliates Insurance Company, or AIC.  The other shareholders of AIC are RMR and five other companies to which RMR provides management services, including GOV, and all of the Trust’s trustees are also directors of AIC.

For more information about the relationships among the Trust, GOV, RMR and AIC, and risks which arise from these relationships, please refer to the Trust’s filings with the Securities and Exchange Commission, including the Trust’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 (including the sections captioned “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Related Person Transactions” and its Proxy Statement dated February 23, 2010, related to its 2010 annual shareholders meeting (including the section captioned “Related Person Transactions and Company Review of Such Transactions”).

Item 8.01. Other Events.

Name Change and Reverse Stock Split

On June 14, 2010, the Board of Trustees of the Trust, or the Board, approved a change of the Trust’s name from “HRPT Properties Trust” to “CommonWealth REIT” and a reverse stock split which will result in a four for one combination of the Trust’s common shares of beneficial interest, $.01 par value per share.  The name change and the common share combination are expected to become effective on July 1, 2010.

The reverse stock split will cause every four (4) of the Trust’s common shares that are issued and outstanding as of the effective date to be automatically combined into one (1) issued and outstanding common share, the par value of the combined common shares to be adjusted to remain $.01 per share, and the Trust to issue fractional shares where applicable to holders of record of common shares.  The share combination will affect all record holders of the Trust’s common shares uniformly and will not affect any record shareholder’s percentage ownership interest in the Trust.

The share combination, when it becomes effective, will reduce the number of the Trust’s issued and outstanding common shares from 258,385,241 to 64,596,310, assuming no additional common shares are authorized or issued, as the case may be, after the date of this report.  The number of the Trust’s authorized common shares will not change.  Upon the effectiveness of the share combination, the conversion rate of the Trust’s 15,180,000 outstanding series D cumulative convertible preferred shares, or Series D Preferred Shares, will automatically change from 1.9231 common shares per Series D Preferred Share to 0.4808 common share per Series D Preferred Share (the equivalent of a change in conversion price from $13.00 per common share to $52.00 per common share).

On July 1, 2010, the expected effective date of the name change and common share combination, the Trust expects its combined common shares and other securities currently traded on the New York Stock Exchange will commence trading under new symbols, as follows:

Symbol

Common Shares of Beneficial Interest, $0.01 par value per share	CWH

8 3/4% Series B Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share	CWH-PB

7 1/8% Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share	CWH-PC

6 1/2% Series D Cumulative Convertible Preferred Shares of Beneficial Interest, $0.01 par value per share	CWH-PD

7.50% Senior Notes due 2019	CWHN

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS FORM 8-K CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS.  THESE FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS ARE BASED UPON THE TRUST’S PRESENT BELIEFS AND EXPECTATIONS, BUT THEY ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR FOR VARIOUS REASONS, INCLUDING SOME REASONS WHICH ARE BEYOND THE TRUST’S CONTROL.  FOR EXAMPLE:

•                                         THIS FORM 8-K STATES THAT THE TRUST HAS AGREED TO SELL 15 PROPERTIES TO GOV FOR APPROXIMATELY $231 MILLION.  THESE SALES ARE SUBJECT TO VARIOUS CLOSING CONDITIONS AND CONTRACTUAL CONTINGENCIES TYPICAL OF LARGE COMMERCIAL PROPERTY TRANSACTIONS WHICH MAY RESULT IN CANCELLATION OF SOME OR ALL OF THESE SALES.

•                                         THIS FORM 8-K STATES THAT THE SALES OF PROPERTIES TO GOV ARE EXPECTED TO BE COMPLETED IN PHASES BETWEEN JUNE 15, 2010, AND MARCH 31, 2011.  BECAUSE THE SALE OF EACH PROPERTY IS SUBJECT TO VARIOUS CLOSING CONDITIONS AND CONTRACTUAL CONTINGENCIES, SOME OF THESE SALES MAY BE ACCELERATED, SOME MAY BE DELAYED BEYOND MARCH 31, 2011, AND SOME MAY NOT OCCUR.

•                                         THIS FORM 8-K STATES THAT THE PURCHASE AGREEMENTS WERE NEGOTIATED BY SPECIAL COMMITTEES OF OUR AND GOV’S BOARDS OF TRUSTEES COMPOSED SOLELY OF INDEPENDENT TRUSTEES WHO ARE NOT ALSO TRUSTEES OF THE OTHER PARTY AND THAT THE AGREED AGGREGATE SALE PRICE IS WITHIN THE RANGE OF MARKET VALUES ESTABLISHED BY AN INDEPENDENT THIRD PARTY APPRAISER.  AN IMPLICATION OF THESE STATEMENTS MAY BE THAT THESE SALES ARE ARMS LENGTH TRANSACTIONS.  IN FACT, BOTH THE TRUST AND GOV ARE MANAGED BY RMR AND HAVE COMMON MANAGING TRUSTEES.  ACCORDINGLY, THIRD PARTIES SEEKING TO CONTEST THESE SALES MAY ALLEGE THAT THEY ARE NOT EQUIVALENT TO ARMS LENGTH TRANSACTIONS AND THE AGGREGATE SALE PRICE MAY BE DIFFERENT THAN THE PRICE WHICH COULD HAVE BEEN ACHIEVED IN ARMS LENGTH TRANSACTIONS WHICH WERE FULLY MARKETED.  FOR MORE INFORMATION ABOUT THE RELATIONSHIPS AMONG THE TRUST, GOV AND

RMR, AND RISKS WHICH ARISE FROM THESE RELATIONSHIPS, SEE THE TRUST’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FILINGS SPECIFIED IN ITEM 1.01 OF THIS REPORT.

•                                         THIS FORM 8-K STATES THAT THE TRUST WILL CHANGE ITS NAME TO “COMMONWEALTH REIT”.  AN IMPLICATION OF THIS STATEMENT MAY BE THAT THIS NAME CHANGE WILL BENEFIT SHAREHOLDERS.  HOWEVER, THIS NAME CHANGE ITSELF MAY CAUSE SOME CONFUSION IN THE MARKET FOR THE TRUST’S SECURITIES.  ALSO, THE IMPLEMENTATION OF THIS NAME CHANGE WILL CAUSE THE TRUST TO INCUR COSTS TO PRINT AND DISTRIBUTE NEW SHARE CERTIFICATES AND OTHERWISE.  ACCORDINGLY, THERE CAN BE NO ASSURANCE THAT THIS NAME CHANGE WILL BENEFIT SHAREHOLDERS.  WHILE THE TRUST EXPECTS THE NAME CHANGE TO BECOME EFFECTIVE ON JULY 1, 2010, THE BOARD MAY DETERMINE IN ITS DISCRETION TO CHANGE THE EFECTIVE DATE OR NOT TO IMPLEMENT THE NAME CHANGE.

•                                         THIS FORM 8-K STATES THAT THE TRUST WILL IMPLEMENT A SHARE COMBINATION.  AN IMPLICATION OF THIS STATEMENT MAY BE THAT THE SHARE COMBINATION WILL BENEFIT SHAREHOLDERS.  IN FACT, COMBINATIONS OF PUBLICLY TRADED SHARES INTO LESSER NUMBERS OF SHARES HISTORICALLY HAVE OFTEN RESULTED IN MARKET PRICES WHICH ARE LESS THAN THE HISTORICAL AGGREGATE MARKET PRICES OF THE COMBINING SHARES.  THE TRUST CAN PROVIDE NO ASSURANCE THAT THE MARKET PRICE OF ITS COMBINED SHARES WILL EQUAL AT LEAST FOUR TIMES THE PRICE OF ITS SHARES BEFORE THE COMBINATION OR THAT THE SHARE COMBINATION WILL BENEFIT SHAREHOLDERS.  WHILE THE TRUST EXPECTS THE SHARE COMBINATION TO BECOME EFFECTIVE ON JULY 1, 2010, THE BOARD MAY DETERMINE IN ITS DISCRETION TO CHANGE THE EFECTIVE DATE OR NOT TO IMPLEMENT THE SHARE COMBINATION.

FOR THESE AND OTHER REASONS, INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS IN THIS FORM 8-K.

EXCEPT AS REQUIRED BY LAW, THE TRUST DOES NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01  Financial Statements and Exhibits.

(d)                          Exhibits.

The Company hereby files the following exhibits:

10.1

Purchase and Sale Agreement, dated as of June 14, 2010, by and between Hub Realty Funding, Inc., as Seller, and Government Properties Income Trust, as Purchaser (with respect to the property located at 711 S. 14th Avenue, Safford, AZ).

10.2

Purchase and Sale Agreement, dated as of June 14, 2010, by and between Hub Realty Funding, Inc., as Seller, and Government Properties Income Trust, as Purchaser (with respect to the property located at 400 State Avenue, Kansas City, KS).

10.3

Purchase and Sale Agreement, dated June 14, 2010, by and between Hub Acquisition Trust, as Seller, and Government Properties Income Trust, as Purchaser (with respect to the property located at One Montvale Avenue, Stoneham, MA).

10.4

Purchase and Sale Agreement, dated June 14, 2010, by and between Hub Acquisition Trust, as Seller, and Government Properties Income Trust, as Purchaser (with respect to the property located at 330 South Second Avenue, Minneapolis, MN).

10.5

Purchase and Sale Agreement, dated June 14, 2010, by and between Hub Acquisition Trust, as Seller, and Government Properties Income Trust, as Purchaser (with respect to the property located at 4181 Ruffin Road, San Diego, CA).

10.6

Purchase and Sale Agreement, dated June 14, 2010, by and between Hub Properties Trust, as Seller, and Government Properties Income Trust, as Purchaser (with respect to the property located at 101 Executive Center Drive, Columbia, SC).

10.7

Purchase and Sale Agreement, dated June 14, 2010, by and between Hub Properties Trust, as Seller, and Government Properties Income Trust, as Purchaser (with respect to the property located at 111 Executive Center Drive, Columbia, SC).

10.8

Purchase and Sale Agreement, dated June 14, 2010, by and between Hub Acquisition Trust, as Seller, and Government Properties Income Trust, as Purchaser (with respect to the property located at 55 North Robinson Avenue, Oklahoma City, OK).

10.9

Purchase and Sale Agreement, dated as of June 14, 2010, by and between HH Hub Properties LLC, as Seller, and Government Properties Income Trust, as Purchaser (with respect to the property located at One Memphis Place, 200 Jefferson Avenue, Memphis, TN).

10.10

Purchase and Sale Agreement, dated as of June 14, 2010, by and between Hub Realty Funding, Inc., as Seller, and Government Properties Income Trust, as Purchaser (with respect to the property located at 3285 Hemisphere Loop, Tucson, AZ).

10.11

Purchase and Sale Agreement, dated as of June 14, 2010, by and between Hub Realty Funding, Inc., as Seller, and Government Properties Income Trust, as Purchaser (with respect to the property located at 625 Indiana Avenue NW, Washington, DC).

10.12

Purchase and Sale Agreement, dated as of June 14, 2010, by and between Causeway Holdings, Inc., as Seller, and Government Properties Income Trust, as Purchaser (with respect to the property located at 251 Causeway Street, Boston, MA).

10.13

Purchase and Sale Agreement, dated as of June 14, 2010, by and between Hub Realty Funding, Inc., as Seller, and Government Properties Income Trust, as Purchaser (with respect to the property located at 435 Montano Road NE, Albuquerque, NM).

10.14

Purchase and Sale Agreement, dated as of June 14, 2010, by and between Hub Realty Funding, Inc., as Seller, and Government Properties Income Trust, as Purchaser (with respect to the property located at 220 E. Bryan Street, Savannah, GA).

10.15

Purchase and Sale Agreement, dated as of June 14, 2010, by and between Hub Realty College Park I, LLC, as Seller, and Government Properties Income Trust, as Purchaser (with respect to the property located at 4700 River Road, Riverdale, MD).

99.1	Press Release, dated June 15, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HRPT PROPERTIES TRUST

By:	/s/ John C. Popeo
Name:	John C. Popeo
Title:	Treasurer and Chief Financial Officer

Dated:  June 18, 2010